Exploration for and evaluation of oil and natural gas resources	12 Months Ended
Dec. 31, 2022
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration for and evaluation of oil and natural gas resources	Exploration for and evaluation of oil and natural gas resources
The following financial information represents the amounts included within the group totals relating to activity associated with the exploration for and evaluation of oil and natural gas resources. All such activity is recorded within the gas & low carbon energy and oil production & operations segments.
For information on significant judgements made in relation to oil and natural gas accounting see Intangible assets in Note 1.

			$ million
	2022	2021	2020
Exploration and evaluation costs
Exploration expenditure written off[a]	385	167	9,920
Other exploration costs	200	257	360
Exploration expense for the year	585	424	10,280
Impairment losses	2	1	156
Intangible assets – exploration and appraisal expenditure[b]	4,213	4,289	4,113
Liabilities	88	98	71
Net assets	4,125	4,191	4,042
Cash used in operating activities	200	257	360
Cash used in investing activities	909	369	674
[a]2020 includes $2,643 million in the Gulf of Mexico primarily relating to the Paleogene assets, $2,539 million in Canada primarily relating to Terre de Grace, $2,141 million in Brazil, $952 million in Egypt and $832 million in Angola.
[b]Amount capitalized at 31 December 2022, 2021 and 2020 relates to assets in various regions. The largest of these is approximately $600 million capitalized in the Middle East region (2021 approximately $700 million and 2020 approximately $700 million capitalized in the Middle East Region).